SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  May 10, 1996
                 ------------
Date of earliest event reported:  April 18, 1996
                                  --------------


                   ARVIN INDUSTRIES, INC.
   -----------------------------------------------------
   (Exact name of registrant as specified in its charter)



       Indiana                1-302              35-0550190
   ---------------    ----------------------  ----------------
   (State or other    Commission File Number  (I.R.S. Employer
   jurisdiction of                             Identification
   incorporation)                                   No.)



   One Noblitt Plaza, Box 3000
          Columbus, IN                     47202-3000
 -------------------------------           ----------
 (Address of principal executive           (Zip Code)
            offices)




                        812-379-3000
                      ---------------
     (Registrant's telephone number including area code)




Item 5.   Other Events

          At its 18 April 1996 regular meeting, the Board of Directors of Arvin Industries amended Section 6.1 of its By-
Laws to expand the categories of affiliated entities for which the Company may guarantee obligations upon the approval of certain designated officers.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits -

          (3)(ii) Amended and Restated By-Laws.




                          SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






Dated: May 10, 1996                     ARVIN INDUSTRIES, INC.



                                   By: /s/  Ronald R. Snyder
                                       --------------------------
                                          Ronald R. Snyder
                                          Vice President, General
                                              Counsel & Secretary